Q2 2024 RESULTS PRESENTATION

NYSE: PFS Forward Looking Statements Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” "project," "intend," “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K, as supplemented by its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and those related to the economic environment, particularly in the market areas in which the Company operates, inflation and unemployment, competitive products and pricing, real estate values, fiscal and monetary policies of the U.S. Government, changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, potential goodwill impairment, acquisitions and the integration of acquired businesses, credit risk management, asset- liability management, the financial and securities markets, the availability of and costs associated with sources of liquidity, any failure to realize the anticipated benefits of the merger transaction when expected or at all; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected conditions, factors or events, potential adverse reactions or changes to business, employee, customer and/or counterparty relationships, including those resulting from the completion of the merger and integration of the companies; and the impact of a potential shutdown of the federal government. The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date they are made. The Company advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not assume any duty, and does not undertake, to update any forward-looking statements to reflect events or circumstances after the date of this statement. 2

NYSE: PFS Corporate Profile (At or for the Quarter Ended 06/30/24) 3 1839Bank founded: PFS (NYSE)Stock symbol: 162 serving New Jersey, eastern Pennsylvania, and Orange, Queens, and Nassau Counties, New York Branches: $1.35 Billion as of 7/22/2024Market capitalization: $24.1 Billion in Total Assets $18.7 Billion in Net Loans $18.3 Billion in Total Deposits Balance sheet: 227 bps cost of deposits Strong core funding: 2.02%: Annualized adjusted non- interest expenses / average assets(1) 57.86%: Efficiency Ratio(1)Efficient operator: Beacon Trust Company $4.2 Billion AUMWealth management business: Provident Protection Plus, Inc. YTD 2024 revenues ~ $9.3MillionInsurance business: (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures.

NYSE: PFS 4 Q2 2024 Financial Highlights $70.1 M PTPP Income $0.68 PTPP Diluted EPS 1.47% PTPP ROAA 13.26% PTPP ROAE 19.21% PTPP ROATE Key Metrics Highlights • The Company's annualized adjusted pre-tax, pre-provision returns on average assets, average equity and average tangible equity(1) were 1.47%, 13.26% and 19.21% for the quarter ended June 30, 2024, compared to 1.28%, 10.62% and 14.54% for the quarter ended March 31, 2024. • The Company’s loans held for investment totaled $18.76 billion as of June 30, 2024, from $10.84 billion as of March 31, 2024 • The Company's deposits totaled $18.35 billion as of June 30, 2024, from $10.10 billion as of March 31, 2024. Excluding municipal and brokered deposits, organic deposits increased $123.0 million during the quarter. • Net interest income increased $47.8 million to $141.5 million for the three months ended June 30, 2024, from $93.7 million for the trailing quarter primarily due to the net assets acquired from Lakeland, including accretion of purchase accounting adjustments. • The net interest margin increased 34 basis points to 3.21% for the quarter ended June 30, 2024, from 2.87% for the trailing quarter. • As of June 30, 2024, the Company's loan pipeline, consisting of work-in-process and loans approved pending closing, totaled $1.67 billion, with a weighted average interest rate of 7.53%, compared to $1.08 billion, with a weighted average interest rate of 7.42%, as of March 31, 2024. The increase in pipeline was primarily attributable to the addition of Lakeland's pipeline. • Wealth Management and Insurance Agency income increased 12.3% and 16.7%, respectively, versus the same period in 2023 • On May 9, 2024, the Company issued $225.0 million of 9.00% Fixed-to-Floating Rate subordinated notes due 2034, resulting in net proceeds of $221.0 million. • Non-performing loans to total loans as of June 30, 2024 decreased to 0.36%, compared to 0.44% as of March 31, 2024. • As of June 30, 2024, the Bank's leverage (Tier 1) capital and total risk-based capital ratios were 9.36% and 11.66%, respectively. Our level of CRE Loans equaled 476.6% of total risk-based capital as of June 30, 2024.

NYSE: PFS Savings deposits 11.4% Money market accounts 22.5% NOW accounts 35.3% Non-interest bearing deposits 20.3% Certificates of deposit 10.4% Stable Core Funding Base Cost of Interest-Bearing Deposits: 2.60% Total Cost of Deposits: 2.07% AVERAGE DEPOSIT COMPOSITION 5 Savings deposits 10.1% Money market accounts 19.8% NOW accounts 35.5% Non-interest bearing deposits 20.0% Certificates of deposit 14.5% March 31, 2024 June 30, 2024 Cost of Interest-Bearing Deposits 2.84% Total Cost of Deposits 2.27% Deposits by Lakeland/Provident % Variance$ Variance Provident Reported 3/31/24 Lakeland 5/16/24 at Fair Value Reported 6/30/2024 ($'s in thousands) (0.1)%$ (2,609)$ 2,046,674 $ 1,666,775 $ 3,710,840Non-interest bearing deposits 0.9%70,3404,965,316 2,918,227 7,953,883Interest bearing core deposits -10.6%(428,281)1,965,021 2,085,048 3,621,788 Municipal deposits 2.0%55,310926,636 1,820,097 2,802,043Certificates of deposit -16.0%(50,600)195,245 120,045 264,690Wholesale deposits -1.9%$ (353,231)$ 10,098,892 $ 8,610,192 $ 18,353,244 Total

NYSE: PFS Diversified Loan Portfolio As of 6/30/24 6 $18.77BTotal Gross Loans 6.05%Q2 2024 Avg Net Loan Yield Residential Mortgage Loans 11% Commercial Mortgage 39% Multi-family Loans 17% Commercial Construction Loans 5% Commercial Loans 25% Consumer Loans 3% Residential Mortgage Loans 11% Commercial Mortgage 40% Multi-family Loans 17% Commercial Construction Loans 6% Commercial Loans 23% Consumer Loans 3% As of 3/31/24 $10.85BTotal Gross Loans 5.51%Q1 2024 Avg Net Loan Yield Loans by Lakeland/Provident % Variance$ Variance Provident Reported 3/31/24 Lakeland 5/16/24 at Fair Value Reported 6/30/2024 ($'s in thousands) Mortgage loans: -0.4%$ (31,838)$ 4,353,799 $ 3,015,781 $ 7,337,742 Commercial 0.5%15,893 1,825,888 1,348,027 3,189,808 Multi-family -5.8%(59,458)711,417 318,285 970,244 Construction -0.8%(16,485)1,152,185 888,327 2,024,027 Residential -0.7%$ (91,888)$ 8,043,289 $ 5,570,420 $ 13,521,821 Total mortgage loans 2.0%90,443 2,514,550 2,012,239 4,617,232 Total commercial loans 0.7%4,631 295,125 326,260 626,016 Consumer loans 0.0%$ 3,186 $ 10,852,964 $ 7,908,919 $ 18,765,069 Total gross loans

NYSE: PFS CRE Investment Portfolio by Property type 7 As of 6/30/24 MULTI- FAMILY 30.4% RETAIL 23.8% INDUSTRIAL 19.0% OFFICE 10.0% MIXED USE 8.3% SPECIAL USE 3.2% RESIDENTIAL 3.1% HOTEL 1.8% LAND 0.4% Portfolio Characteristics 3.65% of CRE Investment Portfolio10 Largest CRE Loans 2.04% of Total Loan Portfolio10 Largest CRE Loans $2,148Average Loan Size Outstanding 3.47Weighted Average Risk Rating 65% of Total Loan PortfolioPortfolio Concentration Limit 550% of Total Regulatory CapitalPortfolio Concentration Limit Total CRE Investment Portfolio = $10.7 Billion

NYSE: PFS Multi-family Composition (NY and Rent Stabilized sectors) 8 OTHER NY BOROUGHS 63% OTHER NY 25% MANHATTAN 12% Total NY Multi-family Loans = $282.3 Million Total multi-family loan portfolio: $3.26Billion • Of the total, 74 Loans on multi-family properties in the five boroughs of NYC, aggregate outstanding $239.2M Rent stabilized loan portfolio: $131.6 Million, (4.04% of multi-family loan portfolio) • Average balance: $3.2M • All performing • Largest loan: $41.9 million with 67% LTV and 1.26x DSCR • 38 loans secured by 754 apartment units, of which 609 are rent stabilized Multi-family balances by origination Year: • NY 2023 loans: $75.9 MM • NY 2022 loans: $113.1 MM • NY 2021 loans: $53.1 MM • NY 2020 and prior loans: $40.2 MM • All Multi-family 2023 loans: $418.8 MM • All Multi-family 2022 loans: $512.2 MM • All Multi-family 2021 loans: $526.5 MM • All Multi-family 2020 and prior loans: $523.8 MM

NYSE: PFS CRE Office Composition 9 • Medical Office: approx. 37% of total office portfolio. Maturity or Reprice by Year $257.7 M2024 102.2 M2025 186.5 M2026 193.0 M2027 166.4 M2028 160.8 M2029 & BEYOND $1,067.3 MTotal OFFICE - OUT OF MARKET 3% PENNSYLVANIA 13% OTHER NY 3% OTHER NY BOROUGHS 11% MANHATTAN 1% NEW JERSEY 69% No significant central business district exposure Total CRE Office Portfolio = $1.07 Billion

NYSE: PFS C & I – (Includes owner occupied) Loans by NAICS Sector – 6/30/24 10 Real Estate and Rental and Leasing 21% Health Care and Social Assistance 16% Construction 11% Manufacturing 9% Finance and Insurance 7% Wholesale Trade 7% Retail Trade 5% 13 Diversified Sectors 24% 1. Other Services (except Public Administration) 2. Educational Services 3. Professional, Scientific, and Technical Services 4. Arts, Entertainment, and Recreation 5. Administrative and Support and Waste Management and Remediation Services 6. Accommodation and Food Services 7. Transportation and Warehousing 8. Management of Companies and Enterprises 9. Agriculture, Forestry, Fishing and Hunting 10. Information 11. Public Administration 12. Utilities 13. Mining, Quarrying, and Oil and Gas Extraction

Strong Credit Metrics 11 0.97% 1.01% 0.99% 0.98% 1.00%Total allowance to total loans 0.57% 0.52% 0.56% 0.54% 0.42% Non performing assets to Loans +REO 0.44% 0.37% 0.46% 0.44% 0.36%Total non-performing loans to total loans 0.42% 0.40% 0.43% 0.42% 0.33% Total non-performing assets as a percentage of total assets 0.04% 0.21% 0.03% 0.04% 0.04% Net charge-off ratio Q2 23 Q1 24 Q2 24Q3 23 Q4 23

NYSE: PFS Agency Notes - Fixed 3.96% U.S. Treasury Notes 11.43% Corporate Notes 3.38% Agency MBS - Fixed 40.81%Agency MBS - ARMs 0.29% Agency CMO 16.58% Corporate CMO - Fixed 0.03% Non Agency CMBS 1.47% Municipal Bonds 14.81% Student Loan Pools 1.67% Agency CMBS 5.57% Investment Portfolio 12 Total Investment Portfolio = $3.14 Billion  At March 31, 2024, the portfolio had a modified duration of 4.6 years and weighted average life of 5.5 years  At June 30, 2024, the portfolio had a modified duration of 4.3 years and weighted average life of 5.3 years  At June 30, 2024, the allowance for credit losses on held to maturity securities totaled $15,000  $2.8 million loss related to the sale of subordinated debt issued by Lakeland from Provident’s investment portfolio prior to merger close  $550 million restructure sale from the acquired legacy Lakeland portfolio and repayment of overnight borrowings and brokered deposits

NYSE: PFS (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. Net Interest Margin Analysis 13 2.53% 2.67% 2.79% 2.87% 3.40% 5.24% 5.37% 5.50% 5.51% 6.05% 4.73% 4.89% 5.04% 5.06% 5.67% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Asset Yields Securities Net Loan Total interest-earning assets 1.85% 2.22% 2.47% 2.60% 2.84% 3.41% 3.74% 3.71% 3.60% 3.83% 2.13% 2.50% 2.71% 2.80% 3.09% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Interest-Bearing Liabilities Total Deposits Total Borrowings Total Interest-Bearing Liabilities 3.11 2.96 2.92 2.87 3.21 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Net Interest Margin 2.74 3.12% 3.20% 3.21% 2.40% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% Core Margin +Loans +Securities +Liabilities Core Margin Plus Accretion of Purchase Accounting Adjustments

NYSE: PFS $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Emphasis on Fee Income Non-Interest Income $ in thousands 14 (1) Durbin Act negative impact starting July 1, 2021 of approximately $1.2 million per quarter and includes incremental revenue as a result of acquisition of SB One. (2) Other income for the quarter ended September 30, 2022 included an $8.6 million gain realized on the sale of a foreclosed commercial office property. Q2 24Q1 24Q4 23Q3 23Q2 23 $ 8,699 $ 5,912 $ 6,102 $ 6,132 $ 5,775 Fees 7,769 7,488 6,843 6,992 6,919 Wealth management income 4,488 4,793 2,759 3,224 3,847 Insurance agency income 3,323 1,817 1,644 1,820 1,534 Bank-owned life insurance 969 798 1,627 1,139 1,283 Other income $ 25,248 $ 20,808 $ 18,975 $ 19,307 $ 19,358 Total non-interest income, excluding gains on securities transactions

NYSE: PFS * Represents interest on lines of credit to Beacon clients, whose investment accounts are pledged as collateral. Advisory 86% Trust & Estate 8% Tax 3% Private Banking 3% Focus on Wealth Management Business 15 $4.2 Billion AUM For 1,032 family relationships 2024 YTD Revenue $ 13,593,512 Advisory $ 1,213,933 Trust & Estate *$ 449,780 Tax $ 547,828 Interest Income $ 15,805,053 Total

NYSE: PFS AVERAGE CLIENT SIZE $4,000,000 As of June 30, 2024, based on AUM of $4.2B for 1,032 family relationships AVERAGE FEE 73 bps EBITDA & NET INCOME EBITDA (YTD June 30, 2024) $ 7,244,714 Net Income (YTD June 30, 2024) $ 5,095,704 CROSSOVER PROVIDENT/BEACON (HOW MANY PROVIDENT CUSTOMERS ARE BEACON CLIENTS) 115 Provident Bank households are also Beacon clients Focus on Wealth Management Business 16

NYSE: PFS • Provident Protection Plus, Inc. provides insurance agency services including business, personal and employee benefits insurance products. • The insurance agency’s primary source of revenue is commission income earned from the sale of business and personal property and casualty insurance coverage for its customers with various insurance underwriters. • The insurance agency places property and casualty, life and health, and other coverage with about 25 different insurance carriers licensed in 37 states. Provident Protection Plus, Inc. 17 $1,953 $1,446 $2,334 $1,730 Q1 2023 Q2 2023 Q1 2024 Q2 2024 Insurance Services Income Before Tax ($ in thousands)

NYSE: PFS 1.60% 1.48% 1.25% 1.28% 1.47% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Core PTPP ROAA (Annualized Core PTPP earnings/average assets) CORE PTPP ROAA(1) (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. Strong Core Performance 18 18.59% 15.09% 14.87% 14.54% 19.21% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Core PTPP ROATE (Annualized Core net income/average tangible stockholders' equity) CORE PTPP ROATE(1) 13.42% 10.90% 10.72% 10.62% 13.26% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Core PTPP ROAE (Annualized Core net income/average stockholders' equity) CORE PTPP ROAE (1)

NYSE: PFS Performance Ratios – Bank Capital 19 9. 84 9. 84 9. 84 9. 91 9. 36 11 .2 0 11 .1 3 11 .1 2 11 .5 10 .7 6 11 .2 0 11 .1 3 11 .1 2 11 .5 10 .7 612 .0 0 11 .9 8 11 .9 5 12 .3 6 11 .6 6 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Tier 1 leverage capital Common equity Tier 1 risk-based capital Tier 1 risk-based capital Total risk-based capital

NYSE: PFS Guideline is 300% of Regulatory Capital CRE to Total Risk-Based Capital 20 477.8% 484.8% 485.9% 472.1% 476.6% 0.00% 100.00% 200.00% 300.00% 400.00% 500.00% 600.00% 06/30/23 09/30/23 12/31/23 3/31/2024 6/30/2024

NYSE: PFS 2024 Forward Guidance 21 • 2024 rest of the year: 4 to 5% annualized percentage increase expectedLoans • 2024 rest of the year: low single digit percentage increase expectedDeposits • Balances expected to fluctuate based on loan, deposit and securities cash flowsBorrowings • 2024 rest of the year : in the 3.35 to 3.40% rangeNet Interest Margin • Current strong asset quality metrics, provision driven by growth and economic forecastAsset Quality • 2024 rest of the year: $22-$25 million quarterlyNon-interest Income • 2024 rest of the year: Approximately $120 MM for 3Q24 and approximately $107 MM for 4Q2024Non-interest Expense *Based on current forward Treasury curve

APPENDIX

Loans by NAICS Sector – 6/30/24

CRE Investment Portfolio

NAIC Sector2	Loan Count	Exposure ($)
Real Estate and Rental and Leasing	4,445	10,141,657,757
Accommodation and Food Services	95	205,947,166
Construction	101	125,764,867
Other Services (except Public Administration)	84	93,171,765
Educational Services	21	69,640,979
Health Care and Social Assistance	51	65,206,159
Wholesale Trade	11	59,466,359
Retail Trade	49	35,792,018
Finance and Insurance	17	23,278,083
Manufacturing	16	21,965,014
Public Administration	28	19,421,174
Arts, Entertainment, and Recreation	7	11,148,106
Professional, Scientific, and Technical Services	22	8,184,819
Administrative and Support and Waste Management and Remediation Services	19	7,577,229
Information	2	6,239,693
Transportation and Warehousing	7	6,239,636
Management of Companies and Enterprises	5	3,425,872
Utilities	1	3,154,404
Agriculture, Forestry, Fishing and Hunting	5	414,072
Grand Total	**4,986**	**10,907,695,173**

Provident Financial Services, Inc. 23

NYSE: PFS As of 6/30/24 ($ in thousands) CRE Investment Portfolio by Property Type 24 WARR % OUTSTANDING $ OUTSTANDINGCOUNT PROPERTY TYPE 3.4130.44%3,260,805 1,068Multi-Family 3.3723.78%2,547,069 899Retail 3.4019.04%2,039,912 565Industrial 3.679.96%1,067,398 517Office 3.688.32%891,728 747Mixed 3.343.23%345,954 145Special Use Property 3.843.08%329,776 969Residential 4.041.78%190,465 64Hotel 3.900.37%39,702 14Land 3.47100.00%10,712,8104,988TOTAL PORTFOLIO

Loans by NAICS Sector – 6/30/24

C & I – (Includes owner occupied)

NAIC Sector2	Loan Count	Exposure ($)	Balance ($)
Real Estate and Rental and Leasing	1,288	1,302,679,871	1,037,098,289
Health Care and Social Assistance	678	965,136,134	836,378,751
Construction	1,252	688,286,631	344,638,036
Manufacturing	570	564,835,557	395,322,465
Finance and Insurance	108	454,005,863	224,872,574
Wholesale Trade	424	448,411,215	316,982,785
Retail Trade	459	295,826,154	244,215,145
Other Services (except Public Administration)	530	284,220,163	226,391,135
Educational Services	184	209,932,740	171,280,184
Professional, Scientific, and Technical Services	451	201,592,485	84,794,981
Arts, Entertainment, and Recreation	165	187,563,614	165,296,288
Administrative and Support and Waste Management and Remediation Services	611	166,498,533	116,786,138
Accommodation and Food Services	241	156,729,194	135,157,912
Transportation and Warehousing	703	156,550,193	132,129,296
Management of Companies and Enterprises	18	57,493,003	50,162,925
Agriculture, Forestry, Fishing and Hunting	132	32,031,039	26,672,780
Information	47	25,480,836	19,486,540
Public Administration	66	16,086,387	11,828,006
Utilities	19	11,011,289	8,161,289
Mining, Quarrying, and Oil and Gas Extraction	32	9,445,167	8,342,611
Grand Total	**7,978**	**6,233,816,069**	**4,555,998,131**

Provident Financial Services, Inc.
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Loans by NAICS Sector – 6/30/24

Construction

NAIC Sector2	Loan Count	Exposure ($)	Balance ($)
Real Estate and Rental and Leasing	120	1,208,124,760	763,730,851
Construction	56	195,084,924	95,724,823
Health Care and Social Assistance	12	111,803,997	68,676,414
Accommodation and Food Services	3	27,024,323	12,450,196
Educational Services	3	19,559,600	11,085,243
Arts, Entertainment, and Recreation	2	13,455,000	11,862,251
Transportation and Warehousing	1	6,500,000	6,430,000
Other Services (except Public Administration)	1	2,016,800	1,763,842
Retail Trade	1	1,840,000	1,662,012
Manufacturing	1	1,440,646	1,440,646
Professional, Scientific, and Technical Services	1	585,000	0
Grand Total	**201**	**1,587,435,050**	**974,826,278**

Provident Financial Services, Inc. 26

Reconciliation of GAAP to Non-GAAP Financial Measures

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Core PTPP ROAA:					
Net Income	$ 32,003	$ 28,547	$ 27,312	$ 32,082	$ (11,485)
Add: provision for credit losses	9,750	12,541	(863)	(320)	69,705
Add: income tax expense	11,630	8,843	12,456	10,888	(9,833)
Add: merger related charges	1,960	2,289	2,477	2,202	18,915
Add: Net loss on Lakeland bond sale					2,839
Add: Contingent litigation reserves			3,000	-	-
Core PTPP earnings	$ 55,343	$ 52,220	$ 44,382	$ 44,852	$ 70,141
Avg Diluted Shares outstanding	$ 74,830,187	$ 74,914,205	$ 75,041,545	$ 75,275,660	$ 102,957,521
Core PTPP Earnings per Share	$ 0.74	$ 0.70	$ 0.59	$ 0.60	$ 0.68
Annualized Core PTPP earnings	$ 221,980	$ 207,177	$ 176,081	$ 180,394	$ 282,106
Average assets	$ 13,833,055	$ 13,976,610	$ 14,114,626	$ 14,093,767	$ 19,197,041
Core PTPP ROAA (Annualized Core PTPP earnings/average assets)	**1.60%**	**1.48%**	**1.25%**	**1.28%**	**1.47%**

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
ROATE:					
Net income	$ 32,003	$ 28,547	$ 27,312	$ 32,082	$ (11,485)
Annualized net income	$ 128,364	$ 113,257	$ 108,357	$ 129,033	$ (46,192)
Average stockholders' equity	$ 1,653,677	$ 1,654,920	$ 1,642,854	$ 1,698,170	$ 2,127,469
Less: average intangible assets	459,865	459,133	458,410	457,695	658,839
Average tangible stockholders' equity	$ 1,193,812	$ 1,195,787	$ 1,184,444	$ 1,240,475	$ 1,468,630
ROATE (Annualized net income/average tangible stockholders' equity)	**10.75%**	**9.47%**	**9.15%**	**10.40%**	**-3.15%**
Tangible book value per share:					
Stockholders' equity	$ 1,642,471	$ 1,622,970	$ 1,690,596	$ 1,695,162	$ 2,555,646
Less: intangible assets	459,383	458,663	457,942	457,239	851,507
Tangible stockholders' equity	$ 1,183,088	$ 1,164,307	$ 1,232,654	$ 1,237,923	$ 1,704,139
Shares outstanding	75,530,425	75,531,884	75,537,186	75,928,193	130,380,393
Tangible book value per share (Tangible stockholders' equity/shares outstanding)	**$ 15.66**	**$ 15.41**	**$ 16.32**	**$ 16.30**	**$ 13.07**

Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company's industry. Investors should recognize that the Company's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety.

Provident Financial Services, Inc.
27

Reconciliation of GAAP to Non-GAAP Financial Measures

($ in thousands, except per share data)

Annualized Adjusted Non-Interest Expense to Average Assets		Three Months Ended Jun-24
Reported non-interest expense	$	115,394
Adjustments to non-interest expense:		
Contingent litigation reserves		-
Merger-related transaction costs and COVID-19 expenses		18,915
Adjusted non-interest expense	$	96,479
Annualized adjusted non-interest expense	$	388,036
Average assets		19,197,041
Annualized adjusted non-interest expense/average assets		2.02%

Efficiency Ratio Calculation		Three Months Ended Jun-24
Net Interest income	$	141,506
Non-interest income		22,275
Adjustment to non-interest income		
Net loss on securities transactions		2,973
Adjusted non-interest income	$	25,248
Total income	$	166,754
Adjusted non-interest expense	$	96,479
Efficiency ratio (adjusted non-interest expense/income)		57.86%

Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company's industry. Investors should recognize that the Company's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety.

Provident Financial Services, Inc.
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Q2 2024 RESULTS PRESENTATION